UNITED STATES SECURITIES AND EXCHANGE COMMISSION WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report - December 7, 2005 (Date of earliest event reported)

INGERSOLL-RAND COMPANY LIMITED (Exact name of registrant as specified in its charter)

Bermuda (State or other jurisdiction of incorporation)	1-985 (Commission File Number)	75-2993910 (I.R.S. Employer Identification No.)
Clarendon House 2 Church Street Hamilton HM 11, Bermuda (Address of principal executive offices, including zip code)

(441) 295-2838 (Registrant's phone number, including area code) N/A (Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[]     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[]     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

Salaries of Certain Executive Officers

On February 1, 2006, the Compensation Committee (the “Compensation Committee”) of the Board of Directors of Ingersoll-Rand Company Limited (the “Company”) approved an increase in the base annual salary of Michael W. Lamach, Senior Vice President and President of the Company's Security Technologies Sector, from $470,000 to $490,000, effective February 1, 2006, after a review of performance and competitive market data.

On February 1, 2006, the Compensation Committee approved an increase in the base annual salary of Patricia Nachtigal, Senior Vice President and General Counsel of the Company, from $450,000 to $470,000, effective February 1, 2006, after a review of performance and competitive market data.

2005 Incentive Compensation for Named Executive Officers

On February 1, 2006, the Compensation Committee approved the 2005 annual incentive compensation awards (payable in February 2006) for the Company’s Named Executive Officers (Messrs. Henkel, McLevish, Lamach and Vasiloff and Ms. Nachtigal) under the Company’s Annual Incentive Matrix (“AIM”) Bonus Program, the Stock Option Program under the Company’s Incentive Stock Plan and the Performance Share Program. Those compensation plans, as in effect for 2005, are described in detail in the Company’s Proxy Statement on Schedule 14A filed with the Commission on April 19, 2005. The 2005 compensation awards were as follows:

AIM Bonus Program

On February 1, 2006, the Compensation Committee approved the following annual incentive awards under the AIM Bonus Program for the Named Executive Officers:

H. L. Henkel	$3,000,000
Chairman of the Board,
President and Chief
Executive Officer

T. R. McLevish	$525,100
Senior Vice President
and Chief Financial
Officer

M.W. Lamach	$444,600
Senior Vice President

P. Nachtigal	$353,500
Senior Vice President
and General Counsel

C.P.Vasiloff	$100,200
Senior Vice President

Stock Option Program

On December 7, 2005, the Compensation Committee changed the stock option program target award levels for certain of the Named Executive Officers to reflect current market pay rates, taking into account the two-for-one split of the Company’s Class A common shares consummated on September 1, 2005, as follows:

	Pre 2-for-1 Stock Split	Post 2-for-1 Stock Split
Mr. Henkel	150,000	225,000
Mr. McLevish	50,000	60,000
Mr. Lamach	45,000	45,000
Ms. Nachtigal	37,000	40,000
Mr. Vasiloff	42,000	45,000

The stock option awards granted on February 1, 2006 by the Compensation Committee for 2005, which are listed below, are based on the revised target award levels and the achieved performance objectives of the Company:

Mr. Henkel	263,700 options at exercise price of $39.425 per share
Mr. McLevish	70,320 options at exercise price of $39.425 per share
Mr. Lamach	52,740 options at exercise price of $39.425 per share
Ms. Nachtigal	46,880 options at exercise price of $39.425 per share
Mr. Vasiloff	52,740 options at exercise price of $39.425 per share

Performance Share Program

On February 1, 2006, the Compensation Committee approved the following awards under the Performance Share Program for the Named Executive Officers:

Mr. Henkel	$5,479,365
Mr. McLevish	$986,256
Mr. Lamach	$657,530
Ms. Nachtigal	$657,530
Mr. Vasiloff	$986,256

2006 Incentive Compensation Arrangements for Named Executive Officers

On December 7, 2005, the Compensation Committee approved the terms of the AIM Bonus Program, Stock Option Program and Performance Share Program for 2006 (payable in February 2007) for the Named Executive Officers.

The Compensation Committee approved a change in Mr. Henkel’s target bonus percentage under the Company’s AIM Bonus Program from 150% of his base salary to 175% of his base salary. The target bonus guidelines of Messrs. McLevish, Lamach and Vasiloff and Ms. Nachtigal remained unchanged at 90%, 90%, 90% and 70%, respectively.

The stock option target award levels for the Named Executive Officers for 2006 remained unchanged from the revised 2005 levels disclosed above.

The Compensation Committee approved changes in the target number of common share equivalents under the Performance Share Program for all of the Named Executive Officers to reflect current market pay rates, taking into account the two-for-one stock split. In addition, the target number of common share equivalents under the Performance Share Program was changed for the Named Executive Officers as follows:

	Pre 2-for-1 Stock Split	Post 2-for-1 Stock Split
Mr. Henkel	50,000	100,000
Mr. McLevish	9,000	18,000
Mr. Lamach	6,000	12,000
Ms. Nachtigal	6,000	12,000
Mr. Vasiloff	9,000	12,000

The Compensation Committee reduced the maximum performance-based award opportunity from 225% to 200% of the target number of common share equivalents.

The Compensation Committee approved a change in the annual performance metrics for 2006 under the Performance Share Program for Messrs. McLevish, Lamach and Vasiloff and Ms. Nachtigal that results in basing their target award solely on enterprise financial objectives rather than a combination of those financial objectives and strategic objectives.

Elected Officers Supplemental Plan

In light of the American Jobs Creation Act of 2004 ("AJCA"), pursuant to authority previously granted by the Compensation Committee to management on December 1, 2004, (i) the Company’s Elected Officers Supplemental Plan ("EOSP") was amended to freeze any further accruals under the EOSP effective December 31, 2004 and (ii) a new Elected Officers Supplemental Plan ("EOSP II") was established, effective January 1, 2005.

The AJCA applies to deferred compensation that is earned and vested after December 31, 2004.  Under the amendment, the EOSP no longer permits any accruals that are subject to the AJCA and any accruals that would have been made under the EOSP that are subject to the AJCA will instead be made under the EOSP II.  In addition, any accruals that were previously made under the EOSP that are subject to the AJCA will instead be provided under the EOSP II.

The other terms and provisions of the EOSP II are substantially similar to those of the EOSP, except that effective February 1, 2006, the definition of “final average pay” has been revised from the sum of (i) annualized base salary plus (ii) the average of the five highest annual bonus awards (under the AIM Bonus Program) to an individual during the most recent six years to the sum of (x) annualized base salary plus (y) the average of the three highest annual bonus awards (under the AIM Bonus Program) to an individual during the most recent six years.

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On February 1, 2006, George W. Buckley informed the Board of Directors of the Company of his decision not to stand for re-election to the Board of Directors after his current term, which expires at the 2006 Annual General Meeting of Shareholders. Mr. Buckley’s decision was made in connection with his appointment as Chairman of the Board, Chief Executive Officer and President of 3M Company and the increased demands on his time as a result of the appointment. Mr. Buckley also serves as a member of the Company’s Audit Committee and Finance Committee.

In addition, the Board of Directors unanimously approved a decrease in the size of the Company’s Board of Directors from eleven (11) to ten (10) members, effective as of the date of the 2006 Annual General Meeting of Shareholders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INGERSOLL-RAND COMPANY LIMITED (Registrant)

Date: February 7, 2006	/s/ Patricia Nachtigal
Patricia Nachtigal
Senior Vice President and General Counsel